UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 20, 2021

Twin Vee Powercats Co.

(Exact name of registrant as specified in its charter)

Delaware	001-40623	27-1417610
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3101 S. US-1
Ft. Pierce, Florida 34982

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (772) 429-2525

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	VEEE	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

On July 23, 2021, Twin Vee Powercats Co., a Delaware corporation (the “Company”), consummated its initial public offering (the “IPO”) of 3,000,000 shares of its common stock (“Shares”) at a public offering price of $6.00 per Share, generating gross proceeds of $18,000,000. The Company has granted the underwriters a 45-day option to purchase up to 450,500 additional Shares to cover over-allotments, if any.

In connection with the IPO, on July 20, 2021, the Company entered into an underwriting agreement with ThinkEquity, a division of Fordham Financial Management, Inc., as representative of the underwriters, a form of which was previously filed as an exhibit to the Company’s registration statement on Form S-1 (File No. 333-255134) which was declared effective by the Securities and Exchange Commission on July 20, 2021 (the “Registration Statement”). A copy of the final executed underwriting agreement is included as Exhibit 1.1 hereto and is incorporated hereby in reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

After the closing of the IPO, the Company granted under its 2021 Stock Incentive Plan stock options to purchase 272,000 shares of the Company’s common stock to Joseph Visconti, stock options to purchase 136,000 shares of the Company’s common stock to Preston Yarborough, stock options to purchase 68,000 shares of the Company’s common stock to Donna Barnett, stock options to purchase 5,500 shares of the Company’s common stock to Pete Melvin, stock options to purchase 5,500 shares of the Company’s common stock to Neil Ross and stock options to purchase 5,500 shares of the Company’s common stock to Steven A. Shallcross. The stock option awards to Mr. Visconti, Mr. Yarborough and Ms. Barnett vest pro rata on a monthly basis over 36 months, subject to the officer’s continuous service to the Company on each applicable vesting date. The stock option awards to Mr. Melvin, Mr. Ross and Mr. Shallcross vest pro rata on a monthly basis over 12 months, subject to the director’s continuous service to the Company on each applicable vesting date. The options are exercisable for a period of ten years from the date of grant and have an exercise price of $5.80 per share.

Item 8.01. Other Events.

On July 20, 2021, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On July 23, 2021, the Company issued a press release announcing the closing of the IPO, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

1.1	Underwriting Agreement between the Company and ThinkEquity, a division of Fordham Financial Management, Inc.

99.1	Press Release Announcing Pricing of IPO

99.2	Press Release Announcing Closing of IPO

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 26, 2021

TWIN VEE POWERCATS CO.

By:	/s/ Joseph Visconti
Name: Joseph Visconti
Title: Chief Executive Officer and President